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                        SUPPLEMENT TO THE PROSPECTUS OF
               DEAN WITTER UTILITIES FUND DATED FEBRUARY 24, 1995

    The first sentence of the subsection entitled "Foreign Securities" in the section of the Prospectus entitled "Investment Objective and Policies" is hereby replaced by the following:

        The Fund may invest up to 20% of the value of its total assets, at the time of purchase, in securities issued by foreign issuers, with a maximum of 10% of the value of its total assets, at the time of purchase, invested in such securities that are not American Depository Receipts.

    The following disclosure is hereby added to the section of the Prospectus entitled "Investment Objective and Policies:"

        AMERICAN DEPOSITORY RECEIPTS. The Fund may invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), including ADRs sponsored by persons other than the underlying issuers ("unsponsored ADRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets. Generally, issuers of the stock of unsponsored ADRs are not obligated to distribute material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

October 26, 1995